The Sound Mind Investing Funds

SMI Dynamic Allocation Fund (SMIDX)

Supplement dated July 31, 2013

To the Fund’s Prospectus dated February 28, 2013

At its board meeting on July 23, 2013, the Board of Trustees approved a request by SMI Advisory Services, LLC, the investment adviser to the SMI Dynamic Allocation Fund (the “Fund”), to re-classify the Fund from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. In other words, a diversified fund will hold a greater number of securities than a non-diversified fund. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Effective immediately, the Fund’s prospectus is hereby revised as follows:

1.	The tenth paragraph in the section entitled “Principal Investment Strategies” is hereby deleted in its entirety.

2.	The risk entitled “Non-Diversification Risk” under the section entitled “Principal Risks” is hereby deleted in its entirety.

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2013 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 764-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

The Sound Mind Investing Funds

SMI Dynamic Allocation Fund (SMIDX)

Supplement dated July 31, 2013

To the Fund’s Statement of Additional Information dated February 28, 2013

At its board meeting on July 23, 2013, the Board of Trustees approved a request by SMI Advisory Services, LLC, the investment adviser to the SMI Dynamic Allocation Fund (the “Fund”), to re-classify the Fund from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. In other words, a diversified fund will hold a greater number of securities than a non-diversified fund. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Effective immediately, the Fund’s SAI is hereby revised as follows:

1.	The first paragraph under the section entitled “Description of the Trust and the Fund” is hereby deleted in its entirety and replaced with the following:

The Sound Mind Investing Fund (“SMI Fund”), Sound Mind Investing Balanced Fund (“Sound Mind Investing Balanced Fund”), and SMI Dynamic Allocation Fund (“SMI Dynamic Allocation Fund”) are organized as open-end diversified series of Valued Advisers Trust (the “Trust”) (each a “Fund” and collectively, the “Funds”). The Funds’ policies with respect to diversification are fundamental and may not be changed without shareholder approval or as otherwise allowed by applicable rules, guidelines, orders and interpretations of the Securities and Exchange Commission (“SEC”) and its staff.

2. The following is added as a fundamental investment restriction under the section entitled “Investment Limitations.”

9. Diversification. In regard to the SMI Dynamic Allocation Fund, with respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE